Exhibit 4.12

FORM OF RIGHTS CERTIFICATE

No. of Rights

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS DATED MARCH 24, 2014 (AS MAY BE SUPPLEMENTED OR AMENDED FROM TIME TO TIME, THE “PROSPECTUS”) OF CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, THE SUBSCRIPTION AND INFORMATION AGENT.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

A Bermuda company limited by shares

RIGHTS CERTIFICATE

Evidencing Non-Transferable Rights to Purchase Units of Central European Media Enterprises Ltd.

each Unit consisting of

a 15.0% Senior Secured Note due 2017 in the original principal amount of $100.00 and

21 Unit Warrants, each entitling the holder thereof to purchase one share of Class A Common Stock

Subscription Price: $ 100.00 per Unit

THE RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME ON APRIL 25, 2014, UNLESS EARLIER TERMINATED OR EXTENDED BY CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

REGISTERED OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable rights (“Rights”) set forth above. Each Right entitles the holder thereof to purchase, at the holder’s election and subject to the satisfaction of the minimum subscription amount (as herein defined), one Unit of Central European Media Enterprises Ltd., a Bermuda company limited by shares, at a subscription price of $100.00 per Unit (the “Subscription Price”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus. Each Unit consists of (1) a 15.0% Senior Secured Note due 2017 in the original principal amount of $100.00 and (2) 21 unit warrants, each entitling the holder thereof to purchase one share of Class A Common Stock, par value $0.08 per share, at an exercise price of $1.00 per share. The Units may be purchased only in denominations of $100.00 (the “minimum subscription amount”).

The Rights represented by this Rights Certificate may be exercised in whole or in part, subject to satisfaction of the minimum subscription amount, by completing Section 1 and any other appropriate sections on the reverse side hereof and an IRS Form W-9 or W-8 (as applicable) and by returning the full payment of the Subscription Price for each Unit for which Rights are exercised in accordance with the instructions contained herein.

The Rights evidenced by this Rights Certificate may not be transferred or sold. The Rights will not be listed for trading on any stock exchange or the OTC bulletin board.

Holders may not revoke, cancel or change their decision to exercise Rights once a Rights Certificate and payment has been properly submitted in accordance with the instructions contained herein, even if such holder subsequently learns information about the Company or its business, financial position, results of operations or cash flows that is material or adverse or that you otherwise consider to be unfavorable.

By exercising your Rights, you are expressly agreeing to settle more than three business days after the expiration of the Subscription Period pursuant to Rule 15c6 1 of the Exchange Act of 1934, as amended.

Dated:

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Michael Del Nin	Christoph Mainusch
Co-Chief Executive Officer	Co-Chief Executive Officer

DELIVERY OPTIONS FOR RIGHTS CERTIFICATE

Delivery other than in the manner or to the addresses listed below will not constitute valid delivery.

By Hand or Overnight Courier:	By Mail:
Broadridge Corporate Issuer Solutions, Inc.	Broadridge Corporate Issuer Solutions, Inc.
Attn: BCIS Re-Organization Department	Attn: Reorganization Department
1981 Marcus Ave, Suite 100	P.O. Box 1317
Lake Success, NY 11042	Brentwood, NY 11717

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY

SECTION 1-EXERCISE OF RIGHTS

To exercise Rights for Units, please complete line (a) and sign under Section 3 below.  If you send a payment that is insufficient to purchase the number of Units you requested (after any deductions for wire transfer fees, bank charges or similar fees), or if the number of Units you requested is not specified, but, in each case, which satisfies the minimum subscription amount, the payment received will be applied to exercise your Rights to the fullest extent possible based on the amount of the payment received.  If the payment exceeds the Subscription Price for the full exercise of your Rights, or if you subscribe for more Units than you are eligible to purchase, then the excess will be returned to you as soon as practicable, without interest or penalty.  If you send a payment that is insufficient to exercise the minimum subscription amount or are otherwise ineligible to exercise Rights, your Rights will not be exercised and your entire payment received by the Subscription and Information Agent will be returned to you as soon as practicable, without interest or penalty, following the expiration of the Subscription Period.

(a)		x	$ 100.00	=	$

	(No. of Units)		(Subscription Price)			(Payment)

METHOD OF PAYMENT (CHECK ONE)

☐ certified check drawn against a U.S. bank payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.”);

☐ U.S. bank draft payable to payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.)”;

☐ U.S. postal money order payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.)”; or

☐ wire transfer to:                                            Account Name: Broadridge Corporate Issuer Solutions

Account # 4124218686

ABA:  121000248

SWIFT code WFBIUS6S

Wells Fargo Bank

420 Montgomery Street

San Francisco, CA 94104

FFC: Broadridge FBO CME

FFC: a/c 4945693059

For the benefit of “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.).”

SECTION 2- SPECIAL DELIVERY INSTRUCTIONS

If you wish for Units to be delivered to an address different from that shown on the face of this Rights Certificate, please enter the alternate information below, sign under Section 3 and have your signature guaranteed under Section 4.

Address:

SECTION 3-SIGNATURE

TO EXERCISE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably exercise my Rights to purchase such number of Units indicated above on the terms and conditions specified in the Prospectus.

This section must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Rights Certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

Signature(s):

Signature(s):

Date:	Daytime Telephone Number:

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

If a signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or another acting a fiduciary or representative capacity, please provide the following information:

Name:	Capacity:

Address:	Phone number:

Soc. Sec. no. or Tax ID no.

SECTION 4-SIGNATURE GUARANTEE

This section must be completed if you have completed any portion of Section 2 or are using the Guaranteed Delivery Procedures as set forth in the Prospectus.

Signature Guaranteed:
(Name of Bank or Firm)

By:
(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.  An “Eligible Institution” means a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the New York Stock Exchange Medallion Signature Program (MSP), a member of the Stock Exchanges Medallion Program (SEMP) or an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 of the Exchange Act.

FOR INSTRUCTIONS ON THE USE OF CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. RIGHTS CERTIFICATES, CONSULT BROADRIDGE CORPORATE ISSUER SOLUTIONS, THE INFORMATION AGENT, AT +1 (855)-793-5068 (toll-free).

THIS RIGHTS OFFERING EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 25, 2014, UNLESS EARLIER TERMINATED OR EXTENDED BY CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., AND THIS RIGHTS CERTIFICATE IS VOID THEREAFTER.

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR RIGHTS CERTIFICATES ISSUED BY CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(PLEASE COMPLETE THE “DETAILS OF MY RIGHTS AND THE UNITS I ELECT TO PURCHASE”

ON THE REVERSE SIDE OF THIS NOTICE)

If you wish to exercise your Rights, but you do not have sufficient time to deliver the Rights Certificate evidencing your Rights to Broadridge Corporate Issuer Solutions, Inc., the Subscription and Information Agent, prior to 5:00 p.m., New York City time, on April 25, 2014, the expiration of the Subscription Period, you may exercise your Rights by following the guaranteed delivery procedures:

•      deliver for receipt by the Subscription and Information Agent on or prior to the expiration of the Subscription Period your payment of the Subscription Price in full, subject to the minimum subscription amount (without any deductions for wire transfer fees, bank charges or similar fees) for each Unit as to which you are exercising your Rights in the manner set forth above;

•      deliver for receipt by the Subscription and Information Agent on or prior to the expiration of the Subscription Period the form entitled “Notice of Guaranteed Delivery,” substantially in the form provided with the “Instructions For Use of Central European Media Enterprises Ltd. Rights Certificates” distributed with your Rights Certificate; and

•      deliver the properly completed Rights Certificate evidencing your Rights being exercised and the related nominee holder certification, if applicable, with any required signature guarantee, to the Subscription and Information Agent no later than 6:00 p.m. New York City time on the third business day after the expiration of the Subscription Period.

You should deliver this notice of guaranteed delivery and your payment of the Subscription Price (unless you decide to wire your payment) to Broadridge Corporate Issuer Solutions, Inc., the Subscription and Information Agent for the Rights Offering, in the following manner:

By Hand or Overnight Courier:	By Mail:

Broadridge Corporate Issuer Solutions, Inc.	Broadridge Corporate Issuer Solutions, Inc.
Attn: BCIS Re-Organization Department	Attn: Reorganization Department
1981 Marcus Ave, Suite 100	P.O. Box 1317
Lake Success, NY 11042	Brentwood, NY 11717

To wire your payment of the Subscription Price, refer to the wiring instructions on the Rights Certificate.

YOUR DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE MACHINE WILL NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE MUST BE DELIVERED TO THE SUBSCRIPTION AND INFORMATION AGENT ON OR PRIOR TO THE EXPIRATION OF THE RIGHTS OFFERING.

DELIVERY OF THIS NOTICE WITHOUT PAYMENT OF THE SUBSCRIPTION PRICE WILL NOT CONSTITUTE A VALID EXERCISE OF YOUR RIGHTS.

The Subscription and Information Agent will send you additional copies of the form of Notice of Guaranteed Delivery if you request them. To request any copies of the form of Notice of Guaranteed Delivery, or if you have any questions regarding the Rights Offering, completing a Rights Certificate or submitting payment in the Rights Offering, please call Broadridge Corporate Issuer Solutions, Inc. at +1 (855) 793-5068 (toll-free)

DETAILS OF MY RIGHTS AND THE UNITS I ELECT TO PURCHASE

(PLEASE FILL IN ALL APPLICABLE INFORMATION)

I (we) represent and warrant that I am (we are) the holder(s) of a Rights Certificate representing Rights and that my (our) Rights Certificate cannot be delivered to the Subscription and Information Agent prior to the expiration of the Subscription Period. I (we) elect to purchase the following Units:

A.            Number of Rights Represented by Rights Certificate:

B.            Number of Units Being Purchased:

C.            Total Subscription Price Payment Required:

x	$ 100.00	=	$

(No. of Units)	(Subscription Price)		(Payment)

I (we) understand that payment of the Subscription Price in full, subject to the minimum subscription amount (without any deductions for wire transfer fees, bank charges or similar fees) for each Unit I (we) have elected to purchase must be received by the Subscription and Information Agent on or prior to the expiration of the Subscription Period. I (we) represent and warrant to the Subscription and Information Agent and to Central European Media Enterprises Ltd. that the total Subscription Price payment above on line “B,” either (check appropriate box):

•                  is being delivered to the Subscription and Information Agent together with this notice; or

•                  has been delivered separately to the Subscription and Information Agent and is or was delivered in the manner set forth below (check appropriate box):

•                  certified check drawn against a U.S. bank payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.)”; or

•                  U.S. bank draft payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.)”; or

•                  U.S. postal money order payable to “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.)”; or

wire transfer to:

Account Name: Broadridge Corporate Issuer Solutions

Account # 4124218686

ABA: 121000248

SWIFT code WFBIUS6S

Wells Fargo Bank

420 Montgomery Street

San Francisco, CA 94104

FFC: Broadridge FBO CME

FFC: a/c 4945693059

For the benefit of “Broadridge Corporate Issuer Solutions, Inc. (acting as Subscription and Information Agent for Central European Media Enterprises Ltd.).”

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of me (us), and every obligation of mine (ours) under this notice of guaranteed delivery shall be binding upon my (our) heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives and my (our) successors and assigns.

I (we) on my (our) own behalf, and in respect of any person(s) on whose behalf, or under whose directions, I am (we are) signing this notice:

•              acknowledge that I (we) received and read the prospectus relating to my (our) Rights and that the terms and conditions of the Rights as set forth in the prospectus have been incorporated by reference into this notice;

•              elect to purchase the number of Units indicated above upon the terms and conditions specified in the prospectus;

•              agree that if I (we) fail to pay for the Units I (we) have elected to purchase, subject to the minimum subscription amount and without any deductions for wire transfer fees, bank charges or similar fees, you may exercise any remedies available to you under law; and

•              understand that my (our) exercise of Rights is irrevocable.

I (we) hereby guarantee that within three (3) business days from the date I (we) submit this Notice of Guaranteed Delivery, I (we) will deliver to the Subscription and Information Agent the certificate representing the Rights being exercised pursuant to this Notice of Guaranteed Delivery, with any required signature guarantees and any other required documents.

Name of each purchaser:

Telephone Number(s):

Address of each purchaser:

(Please fill in exactly as name(s) and addresses appear(s) on Rights Certificate)

Signature of each purchaser:

Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address of each purchaser:

Telephone Number(s):

IMPORTANT: AN ELIGIBLE INSTITUTION MUST PROVIDE THE GUARANTEE SET FORTH BELOW

GUARANTEE OF DELIVERY

(NOT TO BE USED FOR RIGHTS CERTIFICATE SIGNATURE GUARANTEE)

The undersigned, a participant in the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) guarantees that the purchaser will deliver to the Subscription and Information Agent the Rights Certificate representing the Rights being exercised pursuant to the Notice of Guaranteed Delivery and any other required documents, all within three (3) business days from the date this Notice of Guaranteed Delivery is submitted.

Address

Telephone Number

Dated:

Name of Firm

Authorized Signature

The institution which completes this form must deliver or cause the purchaser to deliver the Rights Certificate to the Subscription and Information Agent within the time period shown above.  Failure to do so could result in a financial loss to such institution.

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED MARCH 24, 2014 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE SUBSCRIPTION AND INFORMATION AGENT, BY CALLING   +1 (855) 793-5068 (TOLL-FREE).

INSTRUCTIONS AS TO USE OF

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
RIGHTS CERTIFICATES

CONSULT THE SUBSCRIPTION AND INFORMATION AGENT,
YOUR BANK OR BROKER AS TO ANY QUESTIONS

The following instructions relate to the distribution (the “Rights Offering”) by Central European Media Enterprises Ltd., a company incorporated under the laws of Bermuda (“we,” “us,” “our” or the “Company”) of non-transferable rights (“Rights”) at no charge to the holders of record as of 5:00 p.m., New York City time on March 21, 2014 (the “record date”) of our outstanding (a) shares of Class A Common Stock, par value $0.08 per share (the “Class A Common Stock”), (b) share of Series A Convertible Preferred Stock, par value $0.08 per share (the “Series A Preferred Stock”) (allocated on an as-converted basis) and (c) shares of Series B Convertible Redeemable Preferred Stock, par value $0.08 per share (the “Series B Preferred Stock”) (allocated on an as-converted basis as of December 25, 2013).  We refer to the holders of the shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock as of the record date as the “Eligible Securityholders.”  Eligible Securityholders are receiving one (1) Right for every 62.0102 outstanding shares of Class A Common Stock and every 62.0102 shares of Class A Common Stock issuable upon conversion of the outstanding share of Series A Preferred Stock (allocated on an as-converted basis) and upon conversion of the outstanding shares of Series B Preferred Stock (allocated on an as-converted basis as of December 25, 2013) owned as of the record date.

Each Right will entitle the holder thereof to purchase, at the holder’s election and subject to the satisfaction of the minimum subscription amount (as herein defined), at the subscription price of one hundred dollars ($100.00) (the “Subscription Price”), one (1) unit (each, a “Unit”), consisting of (a) a 15.0% Senior Secured Note due 2017 (each, a “New Note”) in the original principal amount of $100.00 and (b) 21 unit warrants (each, a “Unit Warrant”), with each Unit Warrant entitling the holder thereof to purchase one share of Class A Common Stock.  Eligible Securityholders may only purchase whole Units in denominations of $100.00 per Unit (the “minimum subscription amount”).  As a result, shareholders who hold fewer than 62.0102 shares of Class A Common Stock on the record date will not be able to satisfy the minimum subscription amount and will not be able to participate in the Rights Offering.  The Rights and Units are described in a prospectus dated March 24, 2014 (the “Prospectus”).  In the Rights Offering, we are offering $341,846,700 aggregate original principal amount of the New Notes and 71,787,807 Unit Warrants to purchase an aggregate of 71,787,807 shares of our Class A Common Stock, as described in the Prospectus.

If a shareholder sends a payment that is insufficient to purchase the number of Units requested (after any deductions for wire transfer fees, bank charges or similar fees), or if the number of Units requested is not specified in the forms, but, in each case, which satisfies the minimum subscription amount, the payment received will be applied to exercise the Rights of such shareholder to the fullest extent possible based on the amount of the payment received, subject to the elimination of fractional Units.  If the payment exceeds the Subscription Price for the full exercise of such shareholder’s Rights, or if a shareholder subscribes for more Units than such shareholder is eligible to purchase, then the excess will be returned to such shareholder as soon as practicable, without interest or penalty.  If a shareholders sends a payment that is insufficient to exercise the minimum subscription amount or is otherwise ineligible to exercise Rights, the Rights of such shareholder will not be exercised and the entire payment received by the Subscription and Information Agent will be returned to such shareholder as soon as practicable, without interest or penalty, following the expiration of the Subscription Period.  See “The Rights Offering” in the Prospectus.

Subject to satisfying the minimum subscription amount, you may exercise all or a portion of your Rights, or you may choose not to exercise any of your Rights at all.

Time Warner Media Holdings, B.V. (“Time Warner” which includes Time Warner Inc. and its affiliates other than us), a wholly-owned indirect subsidiary of Time Warner Inc., is the largest holder of shares of our Class A Common Stock and the sole holder of shares of our Series A Preferred Stock and Series B Preferred Stock.  Pursuant to the Purchase Agreement dated March 24, 2014 (the “Purchase Agreement”), subject to the satisfaction or waiver of certain conditions, Time Warner has committed to exercise in full its subscription privilege in respect of all of the Rights allocated to Time Warner in the Rights Offering in respect of its shares of Class A Common Stock, Series A Preferred Stock and Series B Preferred Stock at the Subscription Price.  In addition, we have agreed to issue to Time Warner, and Time Warner has agreed to purchase, 581,533 Units at the Subscription Price in a private placement to be closed contemporaneously with the Rights Offering (the “TW Private Placement”).  Under the Purchase Agreement, Time Warner has also committed to purchase at the Subscription Price in a private offering to be closed contemporaneously with the Rights Offering (the “Backstop Private Placement”) any and all remaining Units that are not purchased through the exercise of Rights in the Rights Offering.  The exact amount of Units to be purchased by Time Warner in the Backstop Private Placement will vary depending upon the number of Units purchased through the exercise of Rights in the Rights Offering by our eligible shareholders (other than Time Warner).

The Rights may be exercised at any time during the subscription period, which will commence on April 3, 2014 and end at 5:00 p.m., New York City time, on April 25, 2014 (the “Subscription Period”).  The Rights will expire and will have no value unless exercised prior to the expiration of the Subscription Period.  The Company expects to deliver the New Notes and Unit Warrants to be issued pursuant to the exercise of Rights for Units to record holders on or about May 2, 2014.

You must properly complete the enclosed Rights Certificate and deliver it, along with payment of the Subscription Price in full, subject to the minimum subscription amount (without any deductions for wire transfer fees, bank charges or similar fees) and, if applicable, the Form

W-8 or Form W-9 required pursuant to Instruction 6, to Broadridge Corporate Issuer Solutions, Inc. (the “Subscription and Information Agent”), on or prior to the expiration of the Subscription Period.  If you send your Rights Certificate and Subscription Price payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested.

If you cannot deliver your rights certificate to the Subscription and Information Agent prior to the expiration of the Subscription Period, you may follow the guaranteed delivery procedures described under “The Rights Offering—Notice of Guaranteed Delivery” in the Prospectus.  We reserve the right to reject any or all subscriptions not properly or timely submitted or completed or the acceptance of which would, in the opinion of our counsel, be unlawful.

If you choose not to exercise your Rights in full (subject to satisfaction of the minimum subscription amount), your ownership interest in the Company may be diluted by issuances of Class A Common Stock upon exercise of Unit Warrants by others.  Please see the discussion of risk factors related to the Rights Offering, including dilution, under the heading “Risk Factors—Risks Related to the Rights Offering,” in the Prospectus.

If you have any questions concerning the Rights Offering, please call the Subscription and Information Agent, Broadridge Corporate Issuer Solutions, Inc., at +1 (855) 793-5068 (toll-free).

YOUR COMPLETED RIGHTS CERTIFICATE AND PAYMENT IN FULL OF THE SUBSCRIPTION PRICE FOR EACH RIGHT THAT IS EXERCISED MUST BE RECEIVED BY THE SUBSCRIPTION AND INFORMATION AGENT ON OR BEFORE THE EXPIRATION OF THE SUBSCRIPTION PERIOD.  IF YOU CANNOT DELIVER YOUR RIGHTS CERTIFICATE AND PAYMENT IN FULL OF THE SUBSCRIPTION PRICE ON OR PRIOR TO THE EXPIRATION OF THE SUBSCRIPTION PERIOD, YOU MUST FOLLOW THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE PROSPECTUS TO EXERCISE YOUR RIGHTS.  ONCE YOU HAVE EXERCISED YOUR RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED, CANCELED OR CHANGED, EVEN IF YOU SUBSEQUENTLY LEARN INFORMATION ABOUT THE COMPANY OR ITS BUSINESS, FINANCIAL POSITION, RESULTS OF OPERATIONS OR CASH FLOWS THAT IS MATERIAL OR ADVERSE OR THAT YOU OTHERWISE CONSIDER TO BE UNFAVORABLE.  RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION OF THE SUBSCRIPTION PERIOD WILL EXPIRE WITHOUT VALUE.

1.                                      Method of Subscription—Exercise of Rights.

To exercise your Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the aggregate Subscription Price (without any deductions for wire transfer fees, bank charges or similar fees) and the Form W-8 or Form W-9, as applicable, required pursuant to Instruction 6, to the Subscription and Information Agent on or prior to the expiration of the Subscription Period.  Payment of the aggregate Subscription Price will be held in a segregated account maintained by the Subscription and Information Agent.  All payments must be made in United States dollars by certified check drawn against a U.S. bank, U.S. bank draft, U.S. postal money order or wire transfer, as further described in the Prospectus and on your Rights Certificate, and sent to the applicable address below:

PLEASE COMPLETE IRS FORM W-9 OR FORM W-8, AS APPLICABLE

(SEE INSTRUCTION 6).

By Hand or Overnight Courier:	By Mail:

Broadridge Corporate Issuer Solutions, Inc.	Broadridge Corporate Issuer Solutions, Inc.
Attn: BCIS Re-Organization Department	Attn: Reorganization Department
1981 Marcus Ave, Suite 100	P.O. Box 1317
Lake Success, NY 11042	Brentwood, NY 11717

DELIVERY TO AN ADDRESS OR BY A METHOD OTHER THAN THOSE ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Rights will be evidenced by a rights certificate registered in the name of the record holder.  If your shares are held in “street name” through a broker, dealer, custodian bank or other nominee, such broker, dealer, custodian bank or other nominee is the record holder of the Rights.  The record holder must exercise the Rights and send payment of the aggregate Subscription Price on your behalf.

Brokers, dealers, custodian banks and other nominee holders of Rights who exercise Rights on behalf of beneficial owners of Rights will be required to certify to the Subscription and Information Agent and the Company as to the aggregate number of Rights that have been exercised by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting.

2.                                      Issuance of New Notes and Unit Warrants.

The following deliveries and payments will be made on or about May 2, 2014 to the address shown on the face of your Rights Certificate, unless you provide instructions to the contrary in your Rights Certificate.

(a)                                 New Notes.  The New Notes will be issued in book entry form and will be represented by one or more permanent global certificates deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company (“DTC”) or, if you are a record holder of shares of our Class A Common Stock and are not exercising your Rights through a DTC participant (as defined in the Prospectus under “—Global Warrants”), the New Notes will be issued in physical form that is not deposited with DTC.

(b)                                 Unit Warrants.  The Unit Warrants will be issued in book entry only form and will be represented by one or more permanent global certificates deposited with a custodian for, and registered in the name of a nominee of, DTC, or, if you are a record holder of shares of our Class A Common Stock and are not exercising your rights through a DTC participant, in the Direct Registration System (“DRS”), a record of which will be maintained by the warrant agent for the Rights Offering.  Beneficial owners of our Class A Common Stock whose shares are held in “street name” will have their Unit Warrants credited to the account of their broker, dealer, custodian bank or other nominee.

By exercising your Rights, you are expressly agreeing to settle more than three business days after the expiration of the Subscription Period.

3.                                      No Sale or Transfer of Rights.

The Rights granted to you are non-transferable and, therefore, you may not sell, transfer or assign your Rights to anyone.

4.                                      Execution.

(a)                                 Execution by Registered Holder.  The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever.  Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription and Information Agent in its sole and absolute discretion, must present to the Subscription and Information Agent satisfactory evidence of their authority to so act.

(b)                                 Execution by Person Other than Registered Holder.  If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription and Information Agent dispenses with proof of authority.

(c)                                  Signature Guarantees. Your signature must be guaranteed by an eligible institution if you specify special delivery instructions or if you use the guaranteed delivery procedures.

5.                                      Method of Delivery.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription and Information Agent will be at the election and risk of the Rights holder.

6.                                      Backup Withholding.

Under U.S. federal income tax laws, Deutsche Bank Trust Company Americas, as paying agent for the New Notes (the “Paying Agent”) may be required to apply backup withholding

(currently at the rate of 28%) with respect to payments of interest (including any OID) made to certain holders (or other payees) of the New Notes.  Each U.S. holder is subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. Holder (1) fails to furnish the holder’s taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (2) furnishes an incorrect TIN; (3) is notified by the Internal Revenue Service (IRS) that such U.S. holder has failed to report properly payments of interest or dividends; or (4) fails to certify, under penalties of perjury, that such U.S. holder has furnished a correct TIN and that the IRS has not notified such U.S. holder that such U.S. holder is subject to backup withholding.

IRS Form W-9 is the appropriate form that a U.S. holder must complete to certify that the TIN furnished to the Paying Agent is correct, the payee is not subject to withholding due to notified payee underreporting, the payee is an exempt recipient, or the payee is awaiting receipt of a TIN.

A Form W-9 is enclosed as part of these Instructions.

Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements.  A foreign person, including entities, may qualify as an exempt recipient by submitting to the Paying Agent a properly completed IRS Form W-8 signed under penalties of perjury and attesting to that holder’s foreign status.  A Form W-8BEN is enclosed as part of these Instructions.  If necessary, alternative IRS forms may be obtained at the IRS website at www.irs.gov.

Backup withholding is not an additional U.S. federal income tax.  Rather, a person subject to backup withholding is entitled to credit any amounts withheld under the backup withholding rules against such person’s U.S. federal income tax liability which may entitle such person to a refund provided that the required information is furnished to the IRS in a timely manner.

As used herein, the term “U.S. Holder” means a holder that is for U.S. federal income tax purposes (a) a citizen or individual resident of the United States; (b) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof; (c) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable U.S. Treasury Regulations to continue to be treated as a U.S. person.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS CONSENT AND LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR

MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

YOU MUST COMPLETE FORM W-9 (OR W-8, AS APPLICABLE) IN ORDER TO PROPERLY EXERCISE YOUR RIGHTS.  IF YOU DO NOT PROPERLY COMPLETE FORM W-9 (OR W-8, AS APPLICABLE) YOUR EXERCISE OF RIGHTS WILL IMPROPER AND WILL BE REJECTED.

Form W-9 (Rev. August 2013) Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Give Form to the requester. Do not send to the IRS. Print or type See Specific Instructions on page 2. Name (as shown on your income tax return) Business name/disregarded entity name, if different from above Check appropriate box for federal tax classification: Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) . Other (see instructions) . Exemptions (see instructions): Exempt payee code (if any) Exemption from FATCA reporting code (if any) Address (number, street, and apt. or suite no.) City, state, and ZIP code Requester’s name and address (optional) List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Social security number – – Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3. Sign Here Signature of U.S. person . Date . General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. Cat. No. 10231X Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2 In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity, • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and • In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships on page 1. What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity's name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line. Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line. Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013) Page 3 Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following codes identify payees that are exempt from backup withholding: 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800- TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4 What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account 1 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor 2 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee 1 The actual owner 1 5. Sole proprietorship or disregarded entity owned by an individual The owner 3 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity 4 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. *Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877- IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Form W-8BEN (Rev. February 2014) Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals) Department of the Treasury Internal Revenue Service . For use by individuals. Entities must use Form W-8BEN-E. . Information about Form W-8BEN and its separate instructions is at www.irs.gov/formw8ben. . Give this form to the withholding agent or payer. Do not send to the IRS. OMB No. 1545-1621 Do NOT use this form if: Instead, use Form: • You are NOT an individual W-8BEN-E • You are a U.S. citizen or other U.S. person, including a resident alien individual W-9 • You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services) W-8ECI • You are a beneficial owner who is receiving compensation for personal services performed in the United States 8233 or W-4 • A person acting as an intermediary W-8IMY Part I Identification of Beneficial Owner (see instructions) 1 Name of individual who is the beneficial owner 2 Country of citizenship 3 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address. City or town, state or province. Include postal code where appropriate. Country 4 Mailing address (if different from above) City or town, state or province. Include postal code where appropriate. Country 5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions) 6 Foreign tax identifying number (see instructions) 7 Reference number(s) (see instructions) 8 Date of birth (MM-DD-YYYY) (see instructions) Part II Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions) 9 I certify that the beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country. 10 Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9 above to claim a % rate of withholding on (specify type of income): . Explain the reasons the beneficial owner meets the terms of the treaty article: Part III Certification Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that: • I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself as an individual that is an owner or account holder of a foreign financial institution, • The person named on line 1 of this form is not a U.S. person, • The income to which this form relates is: (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an applicable income tax treaty, or (c) the partner’s share of a partnership's effectively connected income, • The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and • For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect. Sign Here . Signature of beneficial owner (or individual authorized to sign for beneficial owner) Date (MM-DD-YYYY) Print name of signer Capacity in which acting (if form is not signed by beneficial owner) For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form W-8BEN (Rev. 2-2014)